UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2006

ACRO INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50482
(Commission File Number)

98-0377767
(IRS Employer Identification No.)

18 Halevna Street, Timrat, Israel 23840
(Address of principal executive offices and Zip Code)

011 972 4 604 0483
Registrant’s telephone number, including area code

Medina International Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective April 20, 2006, our wholly owned subsidiary, ACROSEC Ltd. (formerly known as Percival Ltd.), entered into an employment agreement with Mr. Yami Tarsi and appointed Mr. Tarsi as the Chief Executive Officer of our company. The Agreement commenced on April 23, 2006 and will continue until terminated by either parties as provided in the Agreement. Mr. Tarsi will receive a monthly salary of $7,600 and will become eligible to participate in our employee stock option plan when one is adopted by our company in the future.

Item 9.01 Financial Statements and Exhibits

10.1 Employment Agreement between Percival Ltd. and Yami Tarsi dated for reference on April 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRO INC.

By: /s/ Gadi Aner

Gadi Aner
Chairman of the Board

Date: May 12, 2006